UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   July 26, 2005

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Conditions

                On July 28, 2005, DPL Inc. (the “Company”) issued a press release announcing its earnings for second quarter 2005.  The Company also announced that it plans to repurchase up to $400 million of Company common stock from time to time in the open market, through private transactions or otherwise.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                Regulation FD Disclosure

On July 26, 2005, DPL Inc. (the “Company”) announced that it would release its second quarter 2005 earnings on Thursday, July 28, 2005 after the market closes.  The Company also announced its plan to conduct a webcast conference call with financial analysts on July 29, 2005.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference.  On Friday, July 29, 2005 at 8:30 A.M. Eastern Time, the Company held a webcast conference call to review its unaudited earnings press release issued on July 28, 2005.  A copy of the webcast conference call slides used during the webcast conference call on July 29, 2005 is furnished as Exhibit 99.3 to this report and incorporated by reference.

Item 8.01.               Other Events

On July 27, 2005, the Company announced the reference yield and purchase price for each series of notes included in its previously announced tender offers for a maximum aggregate purchase price of up to $246 million.  A copy of the press release is filed herewith as Exhibit 99.4 and is incorporated herein by reference.

On July 27, 2005, the Company issued a press release announcing that the Company’s common shareholders of record as of August 15, 2005 will receive a $0.24 per share dividend payable September 1, 2005.  This payment continues the annualized rate of $0.96 per common share.  A copy of the press release is attached hereto as Exhibit 99.5 and is incorporated by reference.

Item 9.01(c).           Exhibits.

99.1	Press Release of DPL Inc., dated July 28, 2005.

99.2	Press Release of DPL Inc., dated July 26, 2005

99.3	Slides used in webcast conference call on July 29, 2005.

99.4	Press Release of DPL Inc., dated July 27, 2005

99.5	Press Release of DPL Inc., dated July 27, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: August 2, 2005
/s/ Miggie E. Cramblit
Name: Miggie E. Cramblit
Title: Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of DPL Inc., dated July 28, 2005.	E

99.2	Press Release of DPL Inc., dated July 26, 2005.	E

99.3	Slides used in webcast conference call on July 29, 2005.	E

99.4	Press Release of DPL Inc., dated July 27, 2005.	E

99.5	Press Release of DPL Inc., dated July 27, 2005.	E